                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 JANUARY 5, 1999
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     DELAWARE                     000-22513                     91-1646860
(STATE OR OTHER            (COMMISSION FILE NO.)               (IRS EMPLOYER
  JURISDICTION                                                 IDENTIFICATION
OF INCORPORATION)                                                    NO.)


                  1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (206) 622-2335
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 5. OTHER EVENTS

      On January 5, 1999, Amazon.com, Inc. ("Amazon.com") announced certain financial highlights for the fourth quarter of 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


 (c)  Exhibits

      99.1 Press Release dated January 5, 1999 regarding Amazon.com's financial highlights for the fourth quarter of 1998




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AMAZON.COM, INC.
                                       (REGISTRANT)



Dated: January 5, 1999                 By:  /s/ Joy D. Covey
                                            ------------------------------------
                                            Joy D. Covey
                                            Chief Financial Officer, Vice
                                            President of Finance and
                                            Administration and Secretary


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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
      99.1          Press Release dated January 5, 1999 regarding Amazon.com's financial highlights for the fourth quarter of 1998